UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 31, 2005

                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      001-13695                16-1213679
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

        5790 Widewaters Parkway, DeWitt, New York                 13214-1883
        (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (315) 445-2282

                                (Not Applicable)
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5.00 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Community Bank System, Inc. ("CBSI") reported in a Current Report on Form 8-K dated December 2, 2005 ("Report") that Sanford A. Belden, the President and Chief Executive Officer of CBSI and its subsidiary, Community Bank, N.A. ("CBNA"), had elected to retire from his current management positions effective as of July 31, 2006. Following his retirement, Mr. Belden will continue to serve as a director and Vice Chair of CBSI's Board of Directors, and he will chair a newly created Board Committee focused on growth and acquisition initiatives and related integration activities. As part of its succession plan, the Board announced that Mark E. Tryniski, Executive Vice President and Chief Operating Officer of CBSI, will become President and CEO of CBSI and CBNA effective upon Mr. Belden's retirement date. The Report indicated that a copy of the amended Employment Agreements for Messes. Belden and Tryniski, as well as amended agreements for James A. Wears, and Michael A. Patton, who have announced they will be retiring as of December 31, 2005, also consistent with its succession plan, would be filed as an amendment to the Report.

Item 9.01 Financial Statements and Exhibits.

(d)   The following exhibits are filed as a part of this report:

Exhibit No.       Description

10.28 Addendum to Employment Agreement, dated December 1, 2005, by and between Community Bank System, Inc., Community Bank, N.A., and Sanford A. Belden.

10.29 Employment Agreement, dated December 1, 2005, by and between Community Bank System, Inc., Community Bank, N.A. and Mark E. Tryniski.

10.30 Separation Agreement by and between Community Bank System, Inc., Community Bank, N.A., and James A. Wears, effective December 31, 2005.

10.31 Separation Agreement by and between Community Bank System, Inc., Community Bank, N.A., and Michael A. Patton, effective December 31, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Community Bank System, Inc.


Date: January 6, 2006                   /s/ Sanford A. Belden
                                        ---------------------
                                        Sanford A. Belden, President, Chief
                                        Executive Officer and Director


Date: January 6, 2006                   /s/ Scott A. Kingsley
                                        ---------------------
                                        Scott A. Kingsley, Executive Vice
                                        President and Chief Financial Officer